UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 1, 2011

TITANIUM GROUP LIMITED
(Exact name of registrant as specified in its charter)

British Virgin Islands	0-52415	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 2101, 21/F, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong
(Address of principal executive offices)

Registrant’s telephone number, including area code:  +(852) 3679 3110

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes In Registrant’s Certifying Accountant

(a)            Effective October 28, 2011, upon the approval of the board of directors of the Company, the Company dismissed HKCMCPA Company Limited (“HKCMCPA”) as the Company’s independent registered public accountant.

The report of HKCMCPA on the Company’s financial statements for the fiscal year ended December 31, 2010 and 2009 included an explanatory paragraph that noted substantial doubt about the Company’s ability to continue as a going concern. The audit reports of HKCMCPA on the financial statements of the Company for the fiscal years ended December 31, 2010 and 2009 did not otherwise contain any adverse opinion or a disclaimer of opinion, nor were they modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2010, 2009 as well as the subsequent interim period preceding our decision to dismiss HKCMCPA, there have been no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and HKCMCPA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HKCMCPA, would have caused them to make reference thereto in their report on financial statements for such years.

On October 31, 2011, the Company provided HKCMCPA with a copy of the foregoing disclosures it is making in response to Item 4.01 on this Form 8-K, and requested HKCMCPA to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of HKCMCPA response letter, dated November 1, 2011, is attached as Exhibit 16.1 to this Form 8-K.

(b)           On October 28, 2011, upon the approval of the board of directors of the Company, Dominic K. F. Chan & Co. (“Dominic”) was appointed as the independent registered public accounting firm for the Company.

During the years ended December 31, 2010 and 2009 and through the date hereof, neither the Company nor anyone acting on its behalf consulted Dominic with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, nor the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that Dominic concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01  Financial Statements and Exhibits

(c)           Exhibits

16.1           Letter from HKCMCPA Company Limited dated November 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 1, 2011	TITANIUM GROUP LIMITED

	By:	/s/ LAN Ming Zheng
		Name:	LAN Ming Zheng
		Title:	Chief Financial Officer